Rule 497(e)

1940 Act File No. 811-07685

1933 Act Registration No. 333-07305

MFG FUNDS, INC.

MFG Core Infrastructure Fund
Institutional Class Shares (FMGIX)
Service Class Shares (FCIVX)

Supplement dated February 24, 2026

to the Prospectus and Statement of Additional Information

each dated October 31, 2025, as supplemented

Effective February 23, 2026, Mr. David Costello no longer serves as a portfolio manager of the MFG Core Infrastructure Fund (the “Fund”). Mr. Ben McVicar and Mr. Ofer Karliner will continue to serve as portfolio managers of the Fund. Mr. Costello will remain with Magellan Investment Partners, the Fund’s subadviser, through May 4, 2026 to ensure a smooth transition for the Magellan Infrastructure team.

Please retain this Supplement for future reference.